                   CONFIDENTIAL TREATMENT REQUESTED BY AVIRON
[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES ACT OF 1934, AS AMENDED.

                                                                   EXHIBIT 10.50


                            AMENDMENT NUMBER ONE (1)
                     TO COOPERATIVE RESEARCH AND DEVELOPMENT
                               AGREEMENT AI-000062



This Amendment Number One (1) to Cooperative Research and Development Agreement ("CRADA") AI-00062 between Aviron ("Collaborator") and the National Institute of Allergy and Infectious Diseases ("NIAID"), will be effective as of the date of the last duly authorized signature below. The CRADA, which is entitled "Development of a Live, Attenuated Cold-Adapted Influenza Vaccine," was executed on June 12, 1995 for a term of five (5) years.

The purpose of this Amendment is to allow for a change in Principal Investigator
(PI) for the NIAID and for the funding of additional NIAID travel and NIAID personnel by Collaborator.

This Amendment is being executed in duplicate. Collaborator shall retain one original, and one original shall be retained by NIAID.

Except as herein amended, all of the other terms and conditions of the CRADA shall remain in full force and effect.

Pursuant to Article 14.6 of the CRADA, both parties do hereby amend the CRADA as follows:

APPENDIX B (RESEARCH PLAN)

On the title page of Appendix B "Carole A. Heilman, Ph.D." is deleted and replaced by "Pamela McInnes, Ph.D.", as the NIH Principal Investigator.

APPENDIX C (FINANCIAL AND STAFFING CONTRIBUTIONS OF THE PARTIES)

Section II of Appendix C is deleted in its entirety and replaced by the following:

"II.     To be provided to NIAID by Aviron annually:
         ------------------------------------------

         A.      Supply funds:               [***]
         B.      Equipment funds:            [***]
         C.      Travel funds:               [***]
                                             travel to contract and cooperative
                                               agreement sites
                                             travel to scientific meetings
                                             travel to DSMB

CRADA AI-000062
AMENDMENT NUMBER ONE (1)

         D.      Personnel funds:            [***]
                                             [***]

         E.      Contract support:           [***]
         F.      Overhead:                   [***]


                          SIGNATURES BEGIN ON NEXT PAGE


                   CONFIDENTIAL TREATMENT REQUESTED BY AVIRON
[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES ACT OF 1934, AS AMENDED.

CRADA AI-000062
AMENDMENT NUMBER ONE (1)

                   AMENDMENT NUMBER ONE (1) TO CRADA A1-000062

                                 SIGNATURE PAGE

FOR NATIONAL INSTITUTE OF ALLERGY AND INFECTIOUS DISEASES:



/s/ John R. LaMontague, Ph.D.                                August 3, 1999
-------------------------------------------------------      --------------
John R. LaMontague, Ph.D.                                    Date
Deputy Director



FOR AVIRON:


/s/ J. Leighton Read, M.D.                                   July 29, 1999
-------------------------------------------------------      -------------
J. Leighton Read, M.D.                                       Date
Chairman and CEO


                   CONFIDENTIAL TREATMENT REQUESTED BY AVIRON
[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES ACT OF 1934, AS AMENDED.

CRADA AI-000062
AMENDMENT NUMBER ONE (1)
PAGE 3 OF 3